SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.)

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FUELCELL ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FUELCELL ENERGY, INC.
3 Great Pasture Road, Danbury, CT 06813
203-825-6000

                                                                                                             February 20, 2004

Dear Shareholder:

            You are cordially invited to attend the Annual Meeting of Shareholders of FuelCell Energy, Inc. ("FuelCell"), which will be held on Tuesday, March 30, 2004 at 10:00 A.M., at the Sheraton Danbury Hotel located at 18 Old Ridgebury Road, Danbury, Connecticut.  The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

            The only matter scheduled to be considered at the meeting is the election of FuelCell's directors.

            The Board of Directors recommends the approval of the proposal being presented at the Annual Meeting of Shareholders as being in the best interest of FuelCell.  We urge you to read the Proxy Statement and give this proposal your careful attention.

            Your vote is important regardless of the number of shares you own.  Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

  By mail - fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

  By telephone - call the toll-free telephone number on your proxy card to vote by phone.

  Via Internet - visit the web site noted on your proxy card to vote via the Internet.

If you hold Exchangeable Shares and you wish to direct the Trustee to cast the votes represented by your Exchangeable Shares attached to the FCE Special Voting Share, you should follow carefully the instructions provided by the Trustee, which accompany this proxy statement.   The procedure for instructing the Trustee differs in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner of revoking the proxy.

You may attend the meeting and vote in person even if you have previously voted by proxy in one of the three ways listed above.

                                                                                                Sincerely yours,

                                                                                                Jerry Leitman
                                                                                                Chairman of the Board of Directors,
                                                                                                President and Chief Executive Officer

 FUELCELL ENERGY, INC.
3 Great Pasture Road, Danbury, CT 06813
203-825-6000

__________________________________________________________________________________
NOTICE OF ANNUAL SHAREHOLDERS' MEETING
TO BE HELD MARCH 30, 2004
__________________________________________________________________________________

TO THE SHAREHOLDERS OF FUELCELL ENERGY, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Shareholders' Meeting of FuelCell Energy, Inc. (the "Company"), will be held at the Sheraton Danbury Hotel located at 18 Old Ridgebury Road, Danbury, Connecticut on Tuesday, March 30, 2004 at 10:00 a.m. Eastern Standard Time for the following purposes:

1.       To elect ten (10) directors to serve for the ensuing year and until their successors are duly elected and qualified; and

2.       To transact such other business as may properly come before the Meeting or any adjournment thereof.

      Shareholders of record at the close of business on February 10, 2004 are entitled to notice of and to vote at the meeting.

If you plan on attending the meeting, please call FuelCell at (203) 825-6102.  Directions to the Sheraton Danbury Hotel are available on the Company's web site at www.fce.com.

      Your attention is directed to the attached Proxy Statement.  If you do not expect to be present at the meeting, please fill in, sign, date and mail the enclosed Proxy or vote your shares by touchtone telephone or via the Internet as promptly as possible in order to save the Company further solicitation expense.  There is enclosed with the Proxy an addressed envelope for which no postage is required if mailed in the United States.

BY ORDER OF THE BOARD OF DIRECTORS

JOSEPH G. MAHLER
CORPORATE SECRETARY

Danbury, Connecticut
February 20, 2004

FUELCELL ENERGY, INC.
3 Great Pasture Road, Danbury, CT 06813
203-825-6000

PROXY STATEMENT
 FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 30, 2004

            This Proxy Statement is furnished to the shareholders of FuelCell Energy, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") and at any adjournment thereof.  The Annual Meeting will be held at the Sheraton Danbury Hotel located at 18 Old Ridgebury Road, Danbury, Connecticut on March 30, 2004 at 10:00 a.m. Eastern Standard Time.  The Company is a Delaware corporation.

The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is February 27, 2004.

VOTING

General

            The record date for the Annual Meeting is February 10, 2004.   Holders of shares of the Company's common stock, par value $.0001 per share ("Common Stock"), and holders of exchangeable shares ("Exchangeable Shares") of FCE Canada Inc., a subsidiary of the Company, as of the close of business on the record date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.   Each holder of Common Stock is entitled to one vote for each share held on the record date, and Computershare Trust Company of Canada (the "Trustee"), the holder of the Company's FCE Special Voting Share, is entitled to one vote for each Exchangeable Share outstanding as of the record date (other than Exchangeable Shares owned by the Company and its subsidiaries).  Votes cast with respect to the Exchangeable Shares will be voted through the FCE Special Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders request to vote directly in person as proxy for the Trustee at the Annual Meeting.

Quorum and Vote Required

           As of the record date, there were issued and outstanding 45,371,156 shares of Common Stock, one share of the Company's FCE Special Voting Share and 2,325,448 Exchangeable Shares (excluding Exchangeable Shares owned by the Company and its subsidiaries).   Each Exchangeable Share is exchangeable at any time, at the option of the holder, for one share of the Company's Common Stock.   The holders of a majority of the shares of Common Stock and Exchangeable Shares entitled to vote as of the record date present in person or by proxy will constitute a quorum at the meeting.   Under the Delaware General Corporation Law, any stockholder who submits a proxy and abstains from voting on a particular matter described herein will still be counted for purposes of determining a quorum.   Broker non-votes will be treated as not represented at the meeting.

Voting by Proxy

In voting by proxy with regard to the election of directors, shareholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees.  Shareholders should specify their choices on the accompanying proxy card, by telephone or Internet.

All properly executed proxies delivered by shareholders to the Company and not revoked will be voted at the Annual Meeting in accordance with the directions given.  If no specific instructions are given with regard to the election of directors, the shares represented by a proxy will be voted "FOR" the election of all directors.  If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their best judgment.

Any shareholder delivering a proxy has the power to revoke it at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary a proxy card bearing a later date or by voting in person at the Annual Meeting.

In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees in person or by telephone.  Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them.  All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

            If you hold Exchangeable Shares and you wish to direct the Trustee to cast the votes represented by your Exchangeable Shares attached to the FCE Special Voting Share, you should follow carefully the instructions provided by the Trustee, which accompany this proxy statement.   The procedure for instructing the Trustee differs in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner of revoking the proxy.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Ten directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting of shareholders and until a successor is elected and qualified.  It is the intention of the persons named in the enclosed form of proxy to vote, if authorized, the proxies for the election as directors of the ten persons named below as nominees.  All of the nominees are at present directors of the Company.  If any nominee declines or is unable to serve as a director (which is not anticipated), the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO ELECT THE TEN NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY.

The following table sets forth certain information for each nominee for election as a director.

NAME	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE

Jerry D. Leitman	61

Mr. Leitman has been President and Chief Executive Officer since August 1997 and became Chairman of the Board in June 2002. Mr. Leitman was previously President of Jaydell Inc., a personal investment-Sub S Corporation from 1995 to 1997.  From 1992 to 1995, Mr. Leitman was President of Asea Brown Boveri's (ABB) global air pollution control businesses. Prior to joining ABB, Mr. Leitman was Group Executive Vice President of FLAKT AB, a Swedish multinational company, responsible for FLAKT's worldwide industrial businesses from 1989 to 1992.  Mr. Leitman is also a Director and a member of the Compensation Committee of Esterline Technologies Inc.

			1997

Warren D. Bagatelle	65	Mr. Bagatelle has been a Managing Director of Loeb Partners Corporation since 1988 and a general partner of Loeb Investors Co. LXXV, an investment partnership and an affiliate of Loeb Partners Corporation. Mr. Bagatelle is a Director of VirtualScopics, LLC.	1988

Michael Bode	59

Mr. Bode became Chief Executive Officer of MTU CFC Solutions GmbH, a company of Daimler Chrysler, AG, in January 2003.  Mr. Bode was Executive Vice President and Director of the New Technology Group of MTU Friedrichshafen GmbH from July 1993 to February 2003.  From 1990 to 1993 Mr. Bode was Vice President and Director of the New Technology group of the Space Transportation and Propulsion Systems division of Deutsche Aerospace AG a subsidiary of Daimler-Benz Corp.  Mr. Bode joined Messerschmitt-Bolkow-Blohm GmbH in 1974, where he held a variety of positions.  Mr. Bode serves as a Director of BI New Energy Solutions.

			1993

NAME	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE

Thomas R. Casten	61	Mr. Casten currently serves as Chairman and Chief Executive Officer of Primary Energy Holdings, LLC, which has, via its predecessor Private Power LLC, been in operation since 2001. From 1989 to 2000, Mr. Casten was President and Chief Executive Officer of Trigen Energy Corporation, a company involved in alternative energy generation. Mr. Casten is the Chairman of the World Alliance for Decentralized Energy working to advance distributed power worldwide.	2000

James D. Gerson	60	Mr. Gerson is a private investor. He was Vice President of Oppenheimer & Co., Inc. (formerly Fahnestock & Co., Inc.) from March 1993 until April 2003, where he held a variety of positions in the corporate finance, research, and portfolio management areas. Mr. Gerson also serves as a Director of American Power Conversion Corp. and is Chairman of the Board of Evercel, Inc.	1992

Thomas L. Kempner	76	Mr. Kempner was Chairman of the Board from March 1992 to August 1997. He has been Chairman and Chief Executive Officer of Loeb Partners Corporation since 1979 and a general partner of Loeb Investors Co. LXXV, an investment partnership and an affiliate of Loeb Partners Corporation. Mr. Kempner is also a Director of Alcide Corporation, IGENE Biotechnology, Inc., Intermagnetics General Corporation, CCC Information Services Group, Inc., Insight Communications Company, Inc., and Dyax Corporation and Director Emeritus of Northwest Airlines, Inc.	1988

William A. Lawson	70	Mr. Lawson has been President of W.A. Lawson Associates, an industrial and financial consulting firm, since 1987. Mr. Lawson is past Chairman of the Board of Directors of Newcor, Inc. Mr. Lawson is a Director of Evercel, Inc.	1988

NAME	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE

Charles J. Murphy	56	Mr. Murphy is currently a Senior Advisor at Credit Suisse First Boston as well as an Adjunct Professor at NYU's Stern School of Business. Over the last several years he has worked as a senior investment banker/advisor at Allegheny Energy, Merrill Lynch, Pierce, Fenner & Smith and J.P. Morgan, specifically in the Energy, Power and Energy Technology areas. From 1976 to 1996, Mr. Murphy was an investment banker at Credit Suisse First Boston where he was a member of the Executive Board, the head of the Global Equity Department and co-head of the Investment Banking Department.	2002

George K. Petty .	62	Mr. Petty is a business consultant specializing in the telecommunications field. Mr. Petty was President and Chief Executive Officer of Telus Corporation, a Canadian telecommunications company, from 1994 to 1999. Previously, he was Vice President of Global Business Service for AT&T and Chairman of the Board of World Partners, the Global Telecom Alliance. Mr. Petty is a Director of Enbridge Energy Management, LLC and Enbridge Inc.	2003

John A. Rolls	62	Mr. Rolls has been President, Chief Executive Officer and a principal investor in Thermion Systems International since 1996. He is a Director and principal investor in VivaScan Corporation and is a Director and Chairman of the Finance Committee of both Bowater Inc. and MBIA Inc. Mr. Rolls was President and Chief Executive Officer of Deutsche Bank North America from 1992 through 1996. From 1986 through 1992, Mr. Rolls was Executive Vice President and Chief Financial Officer for United Technologies Corp. Previously, he was Senior Vice President and Chief Financial Officer of RCA Corporation.	2000

Jerry D. Leitman has been nominated as a director pursuant to his employment agreement.  See "Employment Agreements."

Mr. Petty serves as the designee of Enbridge Inc. ("Enbridge").  The Company has agreed to allow Enbridge to nominate one member of the Company's board of directors satisfactory to the Company until February 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                The following table sets forth certain information as of February 10, 2004 with respect to:  (a) the only shareholders known to management to own beneficially more than 5% of the outstanding common stock of FuelCell; (b) each of FuelCell's directors; (c) each of the executive officers of FuelCell named below in the Summary Compensation Table under the heading "Executive Compensation"; and (d) in summary, all of FuelCell's directors and executive officers as a group. Information in this table with respect to Common Stock includes shares of Common Stock issuable upon the exchange of Exchangeable Shares.

Unless indicated otherwise the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, Connecticut 06813-1305.

Name	Shares of Common Stock owned Beneficially		Percentage of Outstanding Common Stock (1)

Jerry D. Leitman	1,528,539	(2)	3.11

Warren D. Bagatelle c/o Loeb Partners Corp. 61 Broadway New York, NY 10006	1,116,692	(3) (4)	2.34

Christopher R. Bentley	430,860	(5)	*

Michael Bode c/o MTU CFC Solutions GmbH Postfach D-81663 München Germany	2,746,548	(6)	5.76

Thomas R. Casten	40,000	(7)	*

James D. Gerson	1,342,796	(8)	2.81

Thomas L. Kempner c/o Loeb Partners Corp. 61 Broadway New York, NY 10006	507,192	(3), (9)	1.06

William A. Lawson	91,000	(10)	*

Joseph G. Mahler	315,539	(11)	*

Hansraj C. Maru	272,759	(12)	*

Charles J. Murphy	10,000	(13)	*

Herbert T. Nock	293,500	(14)	*

George K. Petty	225,286	(15)	*

John A. Rolls	48,000	(16)	*

Name	Shares of Common Stock owned Beneficially		Percentage of Outstanding Common Stock (1)

Daimler Benz affiliate MTU Friedrichshafen GmbH ("MTU") Maybachplatz 1 88045 Friedrichshafen Germany	2,746,548		5.76

Wellington Management Company, LLP 75 State Street Boston, MA 02109	5,292,460	(17)	11.10

All Directors and Executive Officers as a Group (14 persons)	5,807,620	(18)	11.53

*    Less than one percent.

(1)  Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.

(2)   Mr. Leitman's shareholdings include currently exercisable options to purchase 1,508,000 shares of Common Stock.

(3)  Warren Bagatelle and Thomas L. Kempner, by virtue of being general partners of Loeb Investors Co. LXXV, may each be deemed to beneficially own 491,192 shares of stock owned by Loeb Investors Co. LXXV.

(4)  Mr. Bagatelle's shareholdings include options to purchase 16,000 shares of Common Stock, which are currently exercisable or are exercisable within 60 days and 491,192 shares of stock owned by Loeb Investors Co. LXXV.

(5)  Mr. Bentley's shareholdings include options to purchase 197,900 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

(6)  Mr. Bode is an executive officer of MTU CFC Solutions GmbH, a company of Daimler Chrysler, AG. MTU holds 2,746,548 shares of Common Stock.

(7)   Mr. Casten's shareholdings include options to purchase 40,000 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

(8)   Mr. Gerson's shareholdings include 113,200 shares held by his wife, Barbara Gerson, as Custodian for one child, 94,800 shares held by a private foundation, of which Mr. Gerson is President and a Director and 147,000 shares owned by an estate of which Mr. Gerson is sole executor. Mr. Gerson disclaims beneficial ownership of the securities held by his wife, by the private foundation and by the estate.  Mr. Gerson's shareholdings include options to purchase 16,000 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

(9)  Mr. Kempner's shareholdings include options to purchase 16,000 shares of Common Stock, which are currently exercisable or are exercisable within 60 days and 491,192 shares of stock owned by Loeb Investors Co. LXXV.

(10) Mr. Lawson's shareholdings include options to purchase 16,000 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

(11) Mr. Mahler's shareholdings include options to purchase 275,950 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

(12) Dr. Maru's shareholdings include options to purchase 181,500 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

(13) Mr. Murphy's shareholdings include options to purchase 10,000 shares of Common Stock, which are currently exercisable.

(14) Mr. Nock's shareholdings include options to purchase 293,500 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

(15)  Mr. Petty, by virtue of being a director of Enbridge, may be deemed to beneficially own 225,286 shares of Common Stock, which are issuable upon conversion of the Global Thermoelectric, Inc. Preferred Stock held by Enbridge.  Mr. Petty is a director of Enbridge.  Mr. Petty disclaims beneficial interest of these shares.

(16) Mr. Roll's shareholdings include options to purchase 40,000 shares of Common Stock, which are currently exercisable or are exercisable within 60 days.

(17)  Based upon information contained in Schedule 13G filed on February 10, 2004.

(18) Includes options to purchase 2,685,350 shares of Common Stock, which are currently exercisable or are exercisable within 60 days and 225,286 shares of Common Stock issuable upon conversion of the Global Preferred Stock.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS AND RELATED MATTERS

The Board of Directors held twelve meetings during the fiscal year ended October 31, 2003. Each director attended at least 75% of the meetings of the Board of Directors and Board committees of which he was a member during the period he served as director, except for Michael Bode who attended 58.33%.

Independent Directors

The Board of Directors has determined that the following members of the Board are independent directors, as such term is defined in Nasdaq Rule 4200(a)(15): Warren D. Bagatelle, Thomas R. Casten, James D. Gerson, Thomas L. Kempner, William A. Lawson, Charles J. Murphy, George K. Petty and John A. Rolls.  The independent directors meet from time to time in executive session without the other members of the Board.

Executive Committee

The Board of Directors has an Executive Committee comprised of Messrs. Kempner (Chairman), Bagatelle, Gerson, Lawson, Leitman, and Rolls.  The Executive Committee, which held no meetings during fiscal 2003, is authorized to exercise the general powers of the Board managing the business and affairs of the Company between meetings of the Board of Directors.

Nominating Committee

The Board of Directors has a Nominating Committee.  During fiscal 2003, the Committee was comprised of Messrs. Lawson (Chairman), Rolls, Kempner and Leitman.  The Committee held one meeting during fiscal 2003.

In January 2004, the Nominating Committee adopted a new charter, a copy of which is attached hereto as Annex A.  At the same time,  in order to comply with the independence criteria as outlined in the Charter, Mr. Leitman resigned from the Committee.  The remaining members of the Committee (Messrs. Lawson, Rolls and Kempner) are all independent directors under applicable Nasdaq rules.   Members of the Nominating Committee are appointed by the Board of Directors.

The principal purpose of the Nominating Committee is to identify individuals qualified to become members of the Board of Directors and recommend the persons to be nominated by the Board of Directors for election as directors at the annual meeting of stockholders.

The Committee is responsible for identifying individuals qualified to become members of the Board of Directors, and recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board.

Directors are not required to meet any specific or minimum qualifications.  The Committee does, however, use certain selection criteria as a guide in its selection process.  A copy of the selection criteria is attached as Exhibit A to the Committee's charter.  The Committee is also responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

The Committee will consider nominees for the Board of Directors recommended by stockholders.  Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company's common stock.  Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected.  Nominations must be delivered to the Committee at the following address:

Nominating Committee
FuelCell Energy, Inc.
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06813

The Committee is required to review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.

Audit Committee

The Board of Directors has an Audit Committee.  During fiscal 2003, the Committee was comprised of Messrs. Gerson (Chairman), Bagatelle and Murphy.  The Committee held eight meetings during fiscal 2003.

In January 2004, the Audit Committee adopted a new charter, a copy of which is attached hereto as Annex B.  The members of the Committee (Messrs. Gerson, Bagatelle and Murphy) are all independent directors under applicable SEC and Nasdaq rules.  In addition, the Board of Directors has determined that at least one of the independent directors serving on the Audit Committee, Warren D. Bagatelle, is an audit committee financial expert, as that term has been defined by SEC rules.

Audit Committee Report

            The Audit Committee of the Board of Directors of the Company is composed of three independent directors.  The Board has made a determination that the members of the Audit Committee satisfy the independence and other requirements of applicable Nasdaq and SEC rules.  The Board has also made the determination that at least one member of the Audit Committee is a "financial expert" as that term is defined in applicable SEC rules.

The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, which was adopted by the Board of Directors of the Company on June 8, 2000, as amended on January 28, 2004.  The Audit Committee is responsible for, among other things, appointing, establishing the compensation for, supervising and, where appropriate, replacing the Company's independent public accountants; considering the qualifications and independence of the Company's independent accountants; approving all audit and non-audit services provided by the Company's independent public accountants; and reviewing and discussing with Company management and the Company's independent public accountants the Company's financial statements. The Company's independent public accountants are required to report directly to the Audit Committee.  The Audit Committee also reviews the Company's accounting policies, internal control procedures and systems and compliance activities and also reviews the Charter of the Audit Committee.

 The following is a report on the Audit Committee's activities relating to fiscal year 2003.

            Review of Audited Financial Statements with Management

            The Audit Committee reviewed and discussed the audited financial statements with the management of the Company.

            Review of Financial Statements and Other Matters with Independent Accountants

            The Audit Committee has discussed with KPMG, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Audit Committee has received from KPMG the written disclosures and the letter required by Independence Standards Board Standard No. 1  (Independence Discussions with Audit Committees), and has discussed with KPMG matters relating to the firm's independence from the Company.

            Recommendation that Financial Statements be Included in Annual Report

            Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2003 for filing with the Securities and Exchange Commission.

January 28, 2004

Audit Committee

James D. Gerson (Chairman)
Warren D. Bagatelle
Charles Murphy

Compensation Committee

The Board of Directors has a Compensation Committee.  During fiscal 2003, the Committee was comprised of Messrs. Lawson (Chairman), Casten and Rolls.  The Committee held six meetings during fiscal 2003.

In January 2004, the Compensation Committee adopted a new charter, a copy of which is attached hereto as Annex C.  The members of the Committee (Messrs. Lawson, Casten and Rolls) are all independent directors under applicable Nasdaq rules.   Members of the Compensation Committee are appointed by the Board of Directors.

The Compensation Committee is responsible for implementing and reviewing executive compensation plans, policies and programs in an effort to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company's business objectives and to align the interests of executive officers with the long-term interests of the Company's shareholders. To that end, it is the responsibility of the Committee to develop and approve periodically a general compensation policy and salary structure for executive officers of the Company which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate.  It is also the responsibility of the Committee to review and recommend for approval by the independent directors of the Board the compensation (salary, bonus and incentive compensation) of the Chief Executive Officer of the Company and review and approve the compensation (salary, bonus, incentive and other compensation) of the other executive officers of the Company; review and approve perquisites offered to executive officers of the Company; review and approve corporate goals and objectives relevant to the compensation of executive officers of the Company and evaluate performance in light of the goals and objectives; and review and approve all employment, retention and severance agreements for executive officers of the Company.  The Committee also acts on behalf of the Board in administering compensation plans approved by the Board and/or the shareholders of the Company (including the Company's Section 423 Stock Purchase Plan and the Company's 1998 Equity Incentive Plan), in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, and the review of performance target goals established before start of the relevant plan year and determination of when performance goals have been achieved at the end of the plan year); reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; and reviews and make recommendations to the Board on changes in major benefit programs of executive officers of the Company.  The Committee also reviews the management succession program for the Chief Executive Officer and selected executive officers of the Company.

Stockholder Communications with Directors

The Company has established a process by which stockholders can communicate with the Company's Board of Directors.  Stockholders may communicate with the Board of Directors, or any of the Company's individual directors, by sending their communications to the Board of Directors, or to any individual director, at the following address:

Board of Directors of
FuelCell Energy, Inc.
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06813

All stockholder communications received by the Company's Corporate Secretary will be delivered to one or more members of the Board of Directors, or, in the case of communications sent to an individual director, to such director.

Director Attendance at the Annual Meeting

Although the Company does not have a formal policy with respect to director attendance at annual meetings, the Company strongly encourages directors to attend the annual meeting.  All but two of our directors attended last year's annual meeting, and we expect that all of our directors will attend this year's annual meeting.

Director Compensation

Each Board member not employed by the Company, except for Michael Bode, receives $10,000 per annum.  New Board members also receive 40,000 non-qualified stock options upon acceptance to the Board. The stock options are granted pursuant to the Company's 1998 Equity Incentive Plan.  The options are exercisable commencing one year after grant, vest at the rate of 25% per year from date of grant and have restrictions as to transferability.  An additional $3,000 per annum is paid to the Chairman and $2,000 per annum is paid to each non-employee member of the Executive, Nomination, Compensation and Audit Committees. The Company reimburses directors for reasonable expenses incurred in connection with the performance of their duties as directors.

Upon joining the Board on December 18, 2003, Mr. Petty was granted 40,000 non-qualified stock options.  The stock options were granted pursuant to the Company's 1998 Equity Incentive Plan.  The options are exercisable at $12.17 per share, commencing one year after grant, vest at the rate of 25% per year and have restrictions as to transferability.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended October 31, 2003, 2002 and 2001, of those persons who were at October 31, 2003 (i) the chief executive officer and (ii) the four other most highly compensated executive officers of the Company (collectively, the "Named Officers").

NAME AND PRINCIPAL POSITION	ANNUAL COMPENSATION			LONG TERM COMPENSATION AWARDS SECURITIES UNDERLYING OPTIONS #	ALL OTHER COMPENSATION (1) ($)
	FISCAL YEAR	SALARY ($)	BONUS ($)

Jerry D. Leitman President, Chief Executive Officer	2003 2002 2001	383,711 373,888 358,150	180,500 180,000 130,000	-0- 200,000 -0-	19,571 18,000 16,848

Christopher R. Bentley Executive Vice President and Chief Operating Officer	2003 2002 2001	271,269 261,908 243,102	63,750 76,000 64,000	10,000 45,000 32,000	15,752 18,000 16,848

Joseph G. Mahler Senior Vice President Chief Financial Officer Corporate Secretary and Treasurer	2003 2002 2001	234,731 226,161 209,444	55,000 67,000 56,000	10,000 45,000 32,000	15,242 18,000 15,818

Hansraj C. Maru Executive Vice President and Chief Technology Officer	2003 2002 2001	215,983 209,405 196,077	47,000 53,000 50,000	10,000 30,000 32,000	14,838 18,000 16,848

Herbert T. Nock Senior Vice President, Marketing and Sales	2003 2002 2001	204,923 193,914 177,841	50,000 53,000 40,000	50,000 50,000 -0-	14,905 21,090 72,059

(1)     Represents employer contributions to the Defined Contribution Pension Plan and employer contributions to the Section 401(k) Plan.  Mr. Nock's compensation for fiscal 2001 includes $67,990 for relocation expenses.

The following two tables set forth certain information with respect to (i) option grants to the named executive officers of the Company during the fiscal year ended October 31, 2003, and (ii) the aggregated number and value of options exercisable and unexercisable by the named executive officers as of October 31, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

NAME	NUMBER OF SECURITIES UNDERLYING OPTIONS/SARs GRANTED (1)	PERCENT OF TOTAL OPTIONS/SARs GRANTED TO EMPLOYEES IN FISCAL YEAR	EXERCISE OR BASE PRICE ($/SH)	EXPIRATION DATE	POTENTIAL EALIZABLE VALUE AT ASSUMED ANNUAL RATES OF STOCK PRICE APPRECIATION FOR OPTION TERM (2) 5% ($) 10% ($)

Jerry D. Leitman	-0-	-0-	-0-	N/A	N/A	N/A

Christopher Bentley	10,000	1.53	$5.45	2/11/13	34,275	86,859

Joseph G. Mahler	10,000	1.53	$5.45	2/11/13	34,275	86,859

Hansraj C. Maru	10,000	1.53	$5.45	2/11/13	34,275	86,859

Herbert T. Nock	50,000	7.63	$5.45	2/11/13	171,374	434,295

(1)             The options were granted under the Company's 1998 Equity Incentive Plan.  These options become exercisable in four equal annual installments on each anniversary date of the date of grant.  Options that have been issued may not be exercised beyond the earlier of (a) ten years from the date of grant, or (b) three months after the holder ceases to be employed by the Company, except in the event of termination by reason of death or permanent disability, in which event the option may be exercised for up to one year following termination.

(2)              The assumed rates are compounded annually for the full term of the options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

NAME	SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ($)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT 10/31/03 EXERCISABLE/ UNEXERCISABLE (#)	VALUE OF UNEXERCISED IN-THE- MONEY OPTIONS AT 10/31/03 EXERCISABLE/ UNEXERCISABLE (1) ($)

Jerry D. Leitman	-0-	-0-	1,458,000 (2) 150,000 (3)	19,267,040 (2) 228,000 (3)

Christopher R. Bentley	-0-	-0-	170,150 (2) 65,750 (3)	1,876,213 (2) 201,140 (3)

Joseph G. Mahler	-0-	-0-	249,700 (2) 64,250 (3)	2,945,894 (2) 188,255 (3)

Hansraj C. Maru	-0-	-0-	157,500 (2) 54,500 (3)	1,777,620 (2) 184,040 (3)

Herbert T. Nock	-0-	-0-	268,500 (2) 151,500 (3)	19,000 (2) 548,500 (3)

(1)       Based upon the closing price of $15.28 on October 31, 2003 of the Company's Common Stock on the Nasdaq National Market minus the respective option exercise price.

(2)        Exercisable.

(3)        Unexercisable.

EMPLOYMENT AGREEMENTS

In August 1997, the Company entered into an employment agreement with Mr. Leitman upon hiring him as its President and Chief Executive Officer.  The employment agreement was subsequently modified in June 2002.  Under the agreement, which is terminable by either party upon 30 days notice, Mr. Leitman is entitled to a minimum annual salary and a bonus based upon an incentive compensation plan to be developed by Mr. Leitman with the Compensation Committee.  In addition, upon entering into the agreement, the Company granted Mr. Leitman options to purchase 1,500,000 shares of Common Stock.  The agreement also provides Mr. Leitman with the opportunity to participate in insurance plans and other employment benefits as may be generally available to other employees of the Company.  In certain circumstances, if Mr. Leitman's employment is terminated, including a termination by Mr. Leitman upon a change of control, Mr. Leitman will be entitled to a severance benefit equal to (i) two times his then base salary, plus (ii) an amount equal to Mr. Leitman's bonus from the Company for the immediately preceding year.  The agreement also contains non-disclosure provisions and prohibits Mr. Leitman from competing with the Company during the term of his employment and for a period of two years thereafter.  Under the Agreement, the Company has agreed to use its best efforts to cause Mr. Leitman to be elected to the Board of Directors and to appoint Mr. Leitman as a member of the Executive Committee of the Board of Directors.

            In October 1998, the Company entered into an employment agreement with Mr. Mahler upon hiring him as its Chief Financial Officer, Treasurer and Corporate Secretary.  Under the agreement, which is terminable by either party upon 30 days notice, Mr. Mahler is entitled to a minimum annual salary and a bonus based upon the Company incentive compensation plan.  In addition, upon entering into the agreement, the Company granted Mr. Mahler options to purchase 300,000 shares of Common Stock.  The agreement also provides Mr. Mahler with the opportunity to participate in insurance plans and other employment benefits as may be generally available to other employees of the Company.  In certain circumstances, if Mr. Mahler's employment is terminated, Mr. Mahler will be entitled to a severance benefit equal to (i) his then base salary, plus (ii) an amount equal to Mr. Mahler's bonus from the Company for the immediately preceding year.  The agreement also contains non-disclosure provisions and prohibits Mr. Mahler from competing with the Company during the term of his employment and for a period of two years thereafter.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Decisions regarding executive compensation are principally made by the Compensation Committee, which is composed of Messrs. Lawson, Casten and Rolls.  The Compensation Committee reviews and recommends for approval by the independent members of the Board of Directors the compensation  (salary, bonus and other long-term incentives) of the Chief Executive Officer of the Company and reviews and approves the compensation (salary, bonus and long-term incentives) of the other executive officers of the Company.  The Company has both a short and long term incentive compensation plan. The Compensation Committee is responsible for the recommendation to the independent directors of the Company of incentive awards to the Chief Executive Officer of the Company under the plans and the approval of incentive awards to the other executive officers of the Company under the plans.  No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended October 31, 2003

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee reviews the Company's compensation plan on a regular basis.  The Compensation Committee periodically retains independent consultants on an as needed basis to provide current market data with regard to base salary structure, short-term cash incentives and with the development of long-term incentive plans.  The Compensation Committee regularly updates its assessment of various long-term incentive tools including stock options, restricted stock, performance-based equity, and other alternatives that might be available.

The Company's primary objective in developing executive compensation policies is to attract, motivate and retain highly qualified and effective leaders.  The compensation policy includes various components of compensation that are intended to align management behaviors and priorities directly with the Company's strategic objectives and to encourage management to act in the best long-term interest of the Company and its shareholders. The Company's executive officer compensation policy generally consists of three elements: base compensation, annual cash bonus and long-term incentive compensation.

Cash Compensation

Annual cash compensation consists of two elements: base salary and annual cash bonus. Each officer is offered a base salary that is commensurate for the role that he or she is performing. In setting compensation, the Compensation Committee strives to maintain base compensation for the Company's executive officers at levels which the Compensation Committee, based on its experience, believes are competitive with the compensation of comparable executive officers in similarly situated companies.

            Increases in base salary are based on a periodic review and evaluation of the performance of the operation or function for which the executive has responsibility, and is measured against defined performance criteria. The executive is also reviewed according to his or her competence as an effective leader in the Company, which includes an evaluation of the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside of the Company.

Executive officers are eligible to participate in a bonus plan.  The Compensation Committee determines awards under the bonus plan.  The Compensation Committee considers input of the Chief Executive Officer with respect to the bonus to be awarded to the other executive officers.  The executive officers, as well as other key employees, may receive bonuses based upon meeting the performance objectives of the Company and their contributions to the Company.

The compensation paid by the Company to its Chief Executive Officer for fiscal 2003 was based upon an employment agreement negotiated with Mr. Leitman.  The Compensation Committee has recently conducted a survey of compensation packages of Chief Executive Officers in comparable companies, and believes, based upon the individual experience of its members, that the compensation package for Mr. Leitman for fiscal 2003 was reasonable based upon Mr. Leitman's experience, his level of responsibility and the contributions made and expected to be made by him to the Company. See "Employment Agreement" for a description of Mr. Leitman's employment agreement.

Long-term incentive compensation

Each of the executive officers and all employees are eligible to receive awards under the 1998 Equity Incentive Plan.  The 1998 Equity Incentive Plan will be used to align a portion of the officers' compensation with the shareholders' interest and the long-term success of the Company by encouraging the executive officers and other employees to remain with the Company, and by enabling optionees to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. The value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time.

In determining the number of options to be granted to each executive officer, the Compensation Committee considers input of the Chief Executive Officer with respect to the executive officers, other than the Chief Executive Officer.  These determinations are based upon compensation surveys conducted during fiscal 2001 of executive officers and certain key employees in comparable companies.

The members of the Compensation Committee have submitted this report.

Compensation Committee

William Lawson (Chairman)
Thomas Casten
John Rolls

PERFORMANCE GRAPH

The following graph compares the annual change in the Company's cumulative total shareholder return on its Common Stock for the five fiscal years ended October 31, 2003 with the cumulative total return on the Russell 2000 and a peer group consisting of SIC Group Code 369 companies listed on The American Stock Exchange, Nasdaq National Market and New York Stock Exchange for that period.

FISCAL YEAR ENDED

COMPANY/INDEX/MARKET	10/30/98	10/30/99	10/31/2000	10/31/2001	10/31/2002	10/31/2003

FuelCell Energy, Inc.	100.00	289.95	2597.65	1060.60	391.53	1036.85
Misc Electric Equip, Supplies	100.00	136.32	155.94	79.41	76.88	117.30
Russell 2000 Index	100.00	113.29	131.27	112.94	98.52	139.31

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and any persons owning more than 10% of a class of the Company's stock, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC).  All filings for fiscal 2003 were made on a timely basis.

The above information is to the Company's knowledge, based solely on a review of copies of reports furnished to the Company and representations of certain officers, directors and shareholders owning more than 10% of the Company's Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MTU-Friedrichshafen GmbH

During fiscal year 2003, the Company sold to Daimler Chrysler affiliate MTU-Friedrichshafen GmbH ("MTU") fuel cell components for approximately $3,903,000.

 In December of 1999, the Company entered into an agreement with MTU granting an exclusive license to use the Company's Direct Fuel Cell (DFC) patent rights and know how in Europe and the Middle East and a non-exclusive license in South America and Africa subject to certain rights of the Company and others.  MTU has agreed to make any improvements to the Company's DFC available to the Company.  MTU plans to conduct further research, development, manufacturing and marketing programs in the area of carbonate fuel cell technology and has agreed to negotiate a license grant of the results to the Company.  In addition, MTU has agreed to pay a royalty based on kilowatts of electrical generating capacity using the Company's DFC made or sold by MTU or its permitted licensees, including a minimum annual royalty commencing in 2000.  Pursuant to this agreement, MTU paid the Company $300,000 in royalties in fiscal year 2003.

In July 1998, the Company entered into a Cross-Licensing and Cross-Selling Agreement with MTU pursuant to which MTU and the Company have granted to each other the right to manufacture and sell each other's stationary power fuel cell products in their respective regions. Each company will pay the other royalties based upon sales. Mr. Bode, a director of the Company, is an executive officer of an affiliate of MTU, and MTU is a significant shareholder of the Company.  The Company believes that the terms of its transactions with MTU are no less favorable to the Company than it could have obtained from an unaffiliated third party.

Strategic Alliance with Enbridge Inc.

On November 4, 2003, the Company entered into a strategic alliance agreement with Enbridge. The agreement with Enbridge introduces FuelCell's products to Enbridge's portfolio of energy services in Canada. As part of the agreement, Enbridge received warrants to purchase 500,000 shares of FuelCell Energy common stock. The agreement calls for the warrants to be exercisable on a graduated scale based on order flow generated by Enbridge. The full quantity of warrants will vest with order commitments for 20 megawatts of DFC power plants. The exercise prices of the warrants range from $14.65 to $19.04 per share and the warrants will expire in November 2006.  Enbridge also holds shares of Series 2 Preferred Stock issued by Global, a subsidiary of the Company, which are presently convertible into 225,286 shares of the Company's Common Stock.  George K. Petty, a member of the Board of Directors of the Company, is a director of Enbridge.

Equity Compensation Plan and Warrant Information (1)

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Plans approved by security holders:
Stock option plans	5,334,266	$$9.94	1,680,372
Employee stock purchase plan (2)	22,560	$5.34	443,284
Warrants issued to business partners not approved by security holders (3)	2,650,000	$37.21	-
Total	8,006,826	$18.94	2,123,656

(1) As of the end of the Company's fiscal year ended October 31, 2003.

(2) The Company offers a stock purchase plan that allows employees to purchase shares of our common stock at a discounted cost.

(3) The Company has issued warrants to certain of its business partners as sales incentives.  Subsequent to its fiscal year end, as further described under "Certain Relationships and Related Transactions" above, the Company issued warrants to purchase 500,000 shares of the Company's stock with a weighted average exercise price between $14.65 and $19.05.  In addition, warrants previously issued to a business partner to purchase 760,000 shares of the Company's stock with a weighted average exercise price of approximately $42.89 expired in December of 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected KPMG LLP to continue as our independent public accountants for the fiscal year ending October 31, 2004.  A representative of KPMG LLP will be present at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

Audit Fees

Audit fees include the aggregate fees billed for the audit of the Company's annual consolidated financial statements and the reviews of each of the quarterly consolidated financial statements included in the Company's Forms 10-Q. These fees also include statutory audit work performed with respect to the acquisition of Global on November 3, 2003. The aggregate audit fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2003 were $305,570. The aggregate audit fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2002 were $150,000.

Audit-Related Fees

Audit-related fees include accounting advisory services related to the audit of the Company's employee benefit plans, the adoption of new accounting standards and special one-time events. The aggregate audit-related fees billed to the Company by KPMG for the fiscal year ended October 31, 2003 were $35,350. There were no audit related fees billed to the Company for the fiscal year ended October 31, 2002.

Tax Fees

Fees paid to KPMG LLP for tax services for 2003 were approximately $244,585, including $73,630 for tax return and compliance work, and $170,955 for acquisition costs and special projects. Fees paid to KPMG LLP for tax services for 2002 were approximately $359,000, including $146,000 for tax return and compliance work, and $213,000 for special projects.

Other Fees

Other than fees relating to the services described above under Audit Fees, Audit-Related Fees and Tax Fees, there were no additional fees billed by KPMG LLP for services rendered to the Company for the fiscal year ended October 31, 2003 or the fiscal year ended October 31, 2002.

As set forth in its charter, it is the policy of our Audit Committee to pre-approve all audit and non-audit services provided by KPMG.  Our Audit Committee has considered whether the provision of KPMG LLP's services other than for the annual audit and quarterly reviews is compatible with their independence and has concluded that it is.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Shareholders who wish to present proposals for inclusion in the Company's proxy materials and for consideration at the 2005 Annual Meeting of Shareholders should submit the proposals in writing to the Secretary of the Company in accordance with all applicable rules and regulations of the SEC no later than October 27, 2004.

ANNUAL REPORT AND FORM 10-K

ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003 AND COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 2003 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO: FUELCELL ENERGY, INC., 3 GREAT PASTURE ROAD, DANBURY, CONNECTICUT 06813 ATTN:  SHAREHOLDER RELATIONS OR IS ALSO AVAILABLE THROUGH THE COMPANY'S WEBSITE AT WWW.FUELCELLENERGY.COM.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposal set forth in this Proxy Statement.  If any other matters properly come before the meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

By Order of the Board of Directors

Joseph G. Mahler
                                                                        Corporate Secretary

Danbury, CT
February 20, 2004

Annex A

FUELCELL ENERGY, INC.
Nominating Committee Charter

Purpose

The principal purpose of the Nominating Committee (the "Committee"), in its capacity as a committee of the Board of Directors, is to (i) identify individuals qualified to become members of the Board of Directors and (ii) recommend the persons to be nominated by the Board of Directors for election as directors at the annual meeting of stockholders.

Structure and Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition shall meet the requirements of applicable Nasdaq rules.  Accordingly, all members of the Committee shall be "independent" directors, as defined by such rules.  Members of the Committee shall be appointed by the Board of Directors.  Unless the Board of Directors elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.    The compensation of Committee members shall be as determined by the Board of Directors.  The Board of Directors may remove any member of the Committee from such Committee, with or without cause.

Authority and Responsibilities

1.         Selection of Director Nominees.  The Committee shall be responsible for (i) identifying individuals qualified to become members of the Board of Directors and (ii) recommending to the Board of Directors the persons to be nominated by the Board for election as directors at the annual meeting of stockholders and the persons to be elected by the Board of Directors to fill any vacancies on the Board.

2.         Criteria for Selecting Directors.  Directors shall not be required to meet any specific or minimum qualifications.  The Committee shall, however, use the criteria set forth on Exhibit A attached hereto to guide its selection process.  The Committee shall be responsible for reviewing with the Board of Directors, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

3.        Stockholder Nominees.  The Committee shall consider nominees for the Board of Directors recommended by stockholders.  Nominations by stockholders must be in writing, must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company's common stock.  Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as director if elected.  Nominations should be delivered to the Nominating Committee at the following address:

Nominating Committee
FuelCell Energy, Inc.
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06813

1

4.        Selection Process.  The Committee shall review the qualifications and backgrounds of all directors and nominees (without regard to whether a nominee has been recommended by stockholders), as well as the overall composition of the Board of Directors, and recommend a slate of directors to be nominated for election at the annual meeting of stockholders, or, in the case of a vacancy on the Board of Directors, recommend a director to be elected by the Board to fill such vacancy.

5.         Search Firms.  The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm's fees and other retention terms. The Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of any search firm engaged by the Committee.

Procedures and Administration

1.         Meetings.  The Committee shall meet as often as it deems necessary in order to perform its responsibilities.  The Committee shall keep such records of its meetings as it shall deem appropriate.

2.         Subcommittees.  The Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single members), as it deems appropriate from time to time under the circumstances.

3.         Reports to the Board.  The Committee shall report regularly to the Board.

4.         Charter.  The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

5.         Annual Self-Evaluation.  At least annually, the Committee shall evaluate its own performance.

2

Exhibit A

FUELCELL ENERGY, INC.
Criteria for Nomination as Director

General Criteria

1.         Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

2.         Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

3.         Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board of Directors and its committees.

4.         Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

5.         Nominees should not have, or appear to have, a conflict of interest that would impair the nominee's ability to represent the interests of all the Company's stockholders and to fulfill the responsibilities of a director.

6.         Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.  The value of diversity on the Board of Directors should be considered.

7.         Nominees should normally be able to serve for at least five years before reaching the age of 70.

Application of Criteria to Existing Directors

The renomination of existing directors should not be viewed as automatic, but should be based on continuing qualification under the criteria set forth above.  In addition, the Nominating Committee shall consider the existing directors' performance on the Board and any committee, which shall include consideration of the extent to which the directors undertook continuing director education.

Criteria for Composition of the Board

The backgrounds and qualifications of the directors considered as a group should provide a significant breadth of experience, knowledge and abilities that shall assist the Board of Directors in fulfilling its responsibilities.

3

Annex B

FUELCELL ENERGY, INC.
Audit Committee Charter

Purpose

The principal purpose of the Audit Committee (the "Committee"), in its capacity as a committee of the Board of Directors, is to oversee (i) management's conduct of the Company's financial reporting process, including reviewing the financial reports and other financial information provided by the Company and the Company's systems of internal accounting and financial controls, (ii) the Company's independent auditors' qualifications and independence and the audit and non-audit services provided to the Company, and (iii) the performance of the Company's independent auditors.

Membership

The Committee shall be comprised of not less than three members of the Board, and the Committee's composition shall meet the requirements of applicable Nasdaq rules (including Rules 4200(a)(15) and 4350(d)) and Section 301 of the Sarbanes-Oxley Act of 2002 (the "S-O Act") and Securities and Exchange Commission ("SEC") rules promulgated thereunder (including Exchange Act Rule 10A-3).  Accordingly, all members of the Committee will be independent directors (as independence is defined under Nasdaq Rule 4350(d)(2)(A)(i) and under Exchange Act Rule 10A-3(b)(1)); all members of the Committee will be able to read and understand fundamental financial statements (including balance sheets, income statements and cash flow statements); no member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and at least one member of the Committee will meet the financial sophistication requirements set forth in Nasdaq Rule 4350(d)(2)(A)(i).  It is also expected that at least one member of the Committee will be an "audit committee financial expert," as that term is defined in Item 410(h) of SEC Regulation S-K.

Key Responsibilities

The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements to confirm that they present fairly in all material respects and are prepared in accordance with generally accepted accounting principles ("GAAP").  Additionally, the Committee recognizes that financial management and the independent auditors have more time and knowledge and more detailed information about the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

In carrying out its oversight role, the Committee shall perform the following functions, which may be varied from time to time as appropriate under the circumstances:

Independent Auditors and Audit Process

  The Committee shall have the ultimate authority and responsibility to appoint, establish the compensation for, evaluate and, where appropriate, replace the independent auditors, and the independent auditors shall report directly to the Committee.

  The Committee shall review and approve the independent auditors' compensation and the proposed terms of their engagement, and consider their audit plan and procedures and review any problems arising from the annual audit examination.

1

  The Committee shall pre-approve all audit and non-audit services provided to the Company by the independent auditors.  The Committee shall prohibit the independent auditors from performing non-audit services, as required by applicable Public Company Accounting Oversight Board (the "Accounting Oversight Board") regulations and other applicable legal requirements (including Section 10A(g) of the Exchange Act).  The Committee may delegate to one or more of its members the authority to grant pre-approvals required hereunder.  The decisions of any member to whom authority is delegated to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

  The Committee shall:

    Receive from the independent auditors, at least annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard No. 1;

    Discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' objectivity and independence;

    Develop guidelines for the Company's hiring of employees of the independent auditors who were engaged on the Company's account, which shall include a prohibition on hiring any such employee as chief executive officer, chief financial officer, chief accounting officer, controller, or any equivalent positions, during one-year periods prior to the commencement of the audit; and

    Obtain and review, at least annually, a report by the independent auditors describing:  the firm's internal quality-control procedures and, in order to assess the auditor's independence, all relationships between the independent auditors and the Company.

Financial Statements

  The Committee shall review with management and the independent auditors the audited financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A") disclosures to be included in the Company's Annual Report on Form 10-K and the Annual Report to Stockholders, and review and consider with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61.  The Committee shall determine whether to recommend inclusion of these financial statements in these reports.

  The Committee shall review with management and the independent auditors the Company's financial results and MD&A disclosures to be included in the Company's Quarterly Reports on Form 10-Q and the matters required to be discussed by SAS No. 61, prior to the Company's filing of the Form 10-Q.

  The Committee shall review with management the types of information to be disclosed and the presentations to be made in earnings press releases as far in advance as practical.

  The Committee shall require the independent auditors to report timely to the Committee all critical accounting policies and practices to be used by the Company; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

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  The Committee shall review major changes and other major questions of choice respecting the application of appropriate accounting principles, and the existence and substance of any material accruals, reserves and estimates in the preparation of the Company's financial statements.  The Committee shall discuss with the independent auditors, and confirm that the Company's financial statements reflect, all material correcting adjustments identified by them in accordance with GAAP and SEC rules and regulations.

  The Committee shall review material pending legal proceedings involving the Company and consider other contingent liabilities, as well as other risks and exposures that may have a material impact on the financial statements.

  The Committee shall review with management and the independent auditors the financial statement effects of pending regulatory and accounting initiatives.

  The Committee shall review with management, for a general understanding, management's risk assessment and risk management guidelines.

  The Committee shall review off-balance sheet transactions.

  The Committee shall review and oversee the resolution of any significant potential disputes or disagreements between management and the Company's independent auditors that arose in connection with the preparation of the Company's financial statements or financial reporting generally.

  The Committee shall prepare an Audit Committee Report for inclusion in the Company's annual meeting of stockholders proxy statement as required by SEC regulations.

CEO/CFO Certifications, Internal Controls and Complaints

  The Committee shall review as appropriate with the Company's chief executive officer and chief financial officer the contents of the personal certifications required to be made by them pursuant to Sections 302 and 906 of the S-O Act.

  The Committee shall consider the quality and adequacy of the Company's internal controls and will review with management and the independent auditors their assessments of the adequacy of internal controls, and the resolution of identified material weaknesses and reportable conditions in internal controls, including the prevention or detection of management override or compromise of the internal control system.

  The Committee shall review the Company's policies and procedures regarding compliance with applicable laws and regulations, which shall include a Code of Ethics that complies with the requirements promulgated under Section 406 of the S-O Act and the SEC regulations adopted pursuant to this section, and a Code of Conduct that complies with the standards contained in NASDAQ rules.

  The Committee shall review and approve all related party transactions and any modifications thereto and consult with management, legal counsel, and the independent auditors to ensure that such transactions are effected and disclosed in conformity with applicable legal requirements and the Company's Code of Ethics and Conduct Code of Conduct.

  The Committee shall inquire into any evidence of illegal conduct or non-compliance with Company policies of which it may become aware.

3

  The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters or suspected violations of the Company's Code of Ethics, Code of Conduct or other policies and procedures of the Company, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters or suspected violations of the Company's Code of Ethics, Code of Conduct or other policies and procedures.

Procedures

  In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and authority to retain outside counsel, auditors or other experts for this purpose.

  The Committee shall have the authority to retain, establish the compensation for and terminate outside counsel and other experts and advisors, including public accountants, as it determines appropriate to assist in the full performance of its functions.

  The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least four times each year, either in person or by phone.  The Committee or a member of the Committee shall meet with the independent auditors at least quarterly.

  The Committee shall meet on occasion with the independent auditors outside the presence of senior management.

  The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and management's response to that letter.

  The Committee may undertake an annual performance evaluation of the Committee.

  The Committee shall review the adequacy of this Charter on an annual basis and recommend changes to the Board for approval.

  The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of: compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; compensation to any advisers appropriately employed by the Committee; and ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Annex C

FUELCELL ENERGY, INC.
Compensation Committee Charter

Purpose

            The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of FuelCell Energy, Inc. (the "Company") is responsible for implementing and reviewing executive compensation plans, policies and programs in an effort to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company's business objectives and to align the interest of executive officers with the long-term interests of the Company's shareholders.

Membership

The Committee shall consist of three independent members of the Board.  The Committee members shall be appointed for one-year terms at the annual meeting of the Board.  In selecting members of the Committee, the Board will determine that each member has the appropriate experience, independence and interest to carry out his/her duties and responsibilities.  Each member of the Committee shall meet the standards to qualify as an independent director within the meaning of Nasdaq Rule 4200(a)(15), an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and as a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Functions

            The Committee shall:

  Develop and approve periodically a general compensation policy and salary structure for executive officers of the Company which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate.

  Review and approve the compensation (salary, bonus, incentive and other compensation) of the executive officers of the Company, excluding the Chief Executive Officer.

  Review and recommend the annual compensation, including base salary and short and long-term incentives, of the CEO to the outside directors of the BOD for approval.

  Review and approve perquisites offered to executive officers of the Company.

  Review and approve corporate goals and objectives relevant to the compensation of executive officers of the Company, evaluate their performance in light of the goals and objectives and set their salary, bonus and incentive compensation based on this evaluation.

  Review and approve all employment, retention and severance agreements for any executive officer of the Company.

  Act on behalf of the Board in administering compensation plans, approved by the Board and/or the shareholders of the Company, in a manner consistent with the terms of such plans, including, as applicable:

1

  The granting of stock options, restricted stock, stock units and other awards; and

  Review of performance target goals established before start of the relevant plan year and determination of when performance goals have been achieved at the end of the plan year.

  Review and make recommendations to the Board with respect to new compensation incentive plans and equity-based plans.

  Review and make recommendations to the Board on changes in major benefit programs of executive officers of the Company.

  Review the management succession program for the Chief Executive Officer and selected executive officers of the Company.

  Prepare a Compensation Committee Report for inclusion in the Company's annual meeting proxy statement as required by the Securities and Exchange Commission regulations.

  Review and obtain confirmation that compensation and perquisites are administered in compliance with applicable law and are appropriately disclosed in the Company's annual meeting proxy statement.

  Perform such other functions as may be assigned to the Committee, from time to time, by the Board.

Procedures

  The Committee shall meet regularly, with such additional meetings, as the Chair of the Committee deems necessary, and shall report to the Board following regular meetings.

  The Chief Executive Officer of the Company shall not be present during voting or deliberations of the Committee regarding the compensation of the Chief Executive Officer.

  The Committee shall have the authority to retain, establish the compensation for and terminate outside counsel and other experts and advisors, including compensation consultants, as it determines appropriate to assist in the full performance of its functions.

  The Committee shall review the adequacy of this Charter on an annual basis and recommend changes to the Board for approval.

  The Committee shall undertake an annual evaluation of the Committee.

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PROXY                                 FUELCELL ENERGY, INC.                                PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MARCH 30, 2004
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        The undersigned hereby appoints Jerry D. Leitman and Joseph G. Mahler, and each of them, attorneys with full power of substitution, to vote as directed below all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the Sheraton Danbury Hotel located at 18 Old Ridgebury Road, Danbury, CT.  at 10:00 a.m. and at any adjournment or postponement thereof.

1. Election of Directors
☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction:  To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Warren D. Bagatelle, Michael Bode, Thomas R. Casten, James D. Gerson, Thomas L. Kempner, William A. Lawson, Jerry D. Leitman, Charles J. Murphy, George K. Petty, John A. Rolls.

2.         As such proxies may in their discretion determine in respect of any other business properly to come before said meeting (the Board of Directors knowing of no such other business).

The directors recommend a vote FOR item 1.

(Continued on reverse side)

(Continued from other side)

UNLESS THE STOCKHOLDER DIRECTS OTHERWISE, THIS PROXY WILL BE VOTED FOR ITEM 1 AS PROPOSED.

PLEASE DATE, SIGN AND RETURN IN THE ENVELOPE PROVIDED.

Dated ______________________, 2004

_______________________________________________
            Signature of Stockholder(s)

(Please sign in the same form as name appears hereon.
Executors and other fiduciaries should indicate their titles.  If signed on behalf of a corporation, give title of officer signing).

THIS PROXY IS SOLICITED BY THE BOARD OF
DIRECTORS FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD MARCH 30, 2004.